UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 19, 2005

Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-23.1 Consent of PriceWaterhouseCoopers LLP
EX-99.1 Updates to Items 6, 7, 7A and 8

Item 8.01. Other Events.

During 2004, Forest City Enterprises, Inc. (the “Company”) disposed of three commercial and seven residential rental properties and the Company’s Lumber Trading Group strategic business unit, all of which meet the criteria for reporting discontinued operations discussed below.

This Current Report on Form 8-K updates Items 6, 7, 7A and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2004 (the “Form 10-K”) to reflect the reclassification of those properties sold during 2004 and reported as discontinued operations pursuant to the requirements of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” for the three years ended January 31, 2004, 2003 and 2002, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data.

In compliance with SFAS No. 144, the Company has reported revenues, expenses and gains (losses) on the disposition from these properties as income from discontinued operations for each period presented in its quarterly report filed since the date of the sales (including the comparable period of the prior year). In addition to the reclassification made to the Consolidated Statements of Earnings for discontinued operations, the assets and liabilities of the Lumber Trading Group segment have been reclassified as assets and liabilities held for sale in accordance with SFAS No. 144. Under SEC requirements, the same reclassification to discontinued operations required by SFAS No. 144 subsequent to the sale of properties is required for previously issued annual financial statements for each of the three years shown in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. These reclassifications have no effect on the Company’s previously reported net earnings.

In addition to the reclassifications required by SFAS No. 144, the Company has reclassified interest income for each period presented. Interest income was formerly included in revenues and is now presented separately on the Company’s Consolidated Statement of Earnings on a separate line item below total expenses. All other items of the Form 10-K remain unchanged. The Company has not updated matters in the Form 10-K except to the extent expressly provided above. The Company’s Quarterly Reports on Form 10-Q for the quarters ended April 30, 2004 and July 31, 2004 do not give effect to any reclassification for sales occurring after July 31, 2004.

Set forth in Exhibit 99.1 attached hereto are updated selected consolidated financial statements and selected financial information with respect to the operations of the Company for the years presented in the Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1 Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 7A. Quantitative and Qualitative Disclosure About Market Risk; and Updated Item 8. Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

January 19, 2005	By:	Thomas G. Smith

Name: Thomas G. Smith
Title: Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and Updated Item 8. Financial Statements and Supplementary Data.